SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 10, 2002
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                                 Date of Report

                            NORTHWESTERN CORPORATION
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             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

             0-692                                     46-0172280
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     (Commission File No.)                (IRS Employer Identification Number)

                       125 South Dakota Avenue, Suite 1100
                         Sioux Falls, South Dakota 57104
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                    (Address of Principal Executive Offices)

                                 (605) 978-2908
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.   OTHER EVENTS
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         On December 17, 2002, NorthWestern Corporation (the "Company") entered into a new $390.0 million senior secured credit agreement with Credit Suisse First Boston to replace its existing $280.0 million credit agreement that would have expired February 14, 2003 (subject to the Company's right to convert up to $225.0 million of the amount outstanding as of February 11, 2003 into a term loan expiring on February 14, 2004), with funding thereunder conditional on, among other things, regulatory approval from the Montana Public Service Commission (the "MPSC"). On January 27, 2003, the Company received regulatory approval from the MPSC. On February 10, 2003, NorthWestern announced that it had closed the new credit facility, and that Credit Suisse First Boston had funded the $390.0 million term loan, of which $259.6 million was used to repay the amounts outstanding under the existing $280.0 million credit agreement.

         The new credit agreement provides a senior secured term loan facility that matures in December 2006. The new senior credit facility is secured by $280.0 million in aggregate principal amount of First Mortgage Bonds (the "Montana Bonds") issued under the Company's First Mortgage and Deed of Trust (the "Montana Mortgage"), which grants a first mortgage in the electric and natural gas assets of the Company's NorthWestern Energy-Montana division, and $110.0 million in aggregate principal amount of First Mortgage Bonds (the "South Dakota Bonds") issued under the Company's General Mortgage Indenture and Deed of Trust, which grants a first mortgage in the electric and natural gas assets of the Company's NorthWestern Energy-SD/NE division.

         The new credit agreement contains a number of restrictive covenants, including restrictions on additional indebtedness, liens, sales of assets or mergers, and sale-leasebacks. The new credit agreement also contains several financial covenants, as specifically defined in the loan documents, including
(a) a minimum net worth test, (b) a total capitalization test, (c) minimum utility business EBITDA to interest expense ratios, and (d) a maximum leverage (total funded debt to utility business EBITDA) ratio. Under the terms of the new credit agreement, the Company may pay dividends so long as it maintains compliance with the credit agreement.

          The press release announcing the closing of the new senior secured credit facility is included as Exhibit 99.1 hereto and is incorporated herein by reference. The credit agreement under the new senior secured credit facility is included as Exhibit 99.2 hereto, the first amendment to the credit agreement is included as Exhibit 99.3 hereto and the second amendment to the credit agreement is included as Exhibit 99.4 hereto.

          The supplemental indenture governing the Montana Bonds is included as
Exhibit 4.2 hereto and the supplemental indenture governing the South Dakota bonds is included as Exhibit 4.3 hereto. Included as Exhibit 4.1 hereto is a supplemental indenture to the Montana Mortgage, by which the Company assumed the obligations under the Montana Mortgage. A bond collateral agreement, which governs the deposit of the Montana Bonds and the South Dakota Bonds with the collateral agent, as security for the new senior credit facility, and sets forth other rights and responsibilities of the collateral agent, is included as
Exhibit 99.5 hereto.

          On February 6, 2003, the Company issued a press release announcing that its Board of Directors had deferred a decision on the Company's common stock dividend. The press release is included as Exhibit 99.6 hereto and is incorporated herein by reference.


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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS --

(c)  Exhibits
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Exhibit
Number                            Description
-------                           -----------

4.1 *          Twenty-second  Supplemental  Indenture,  dated as of November 15,
2002, to the Mortgage and Deed of Trust, dated as of October 1, 1945, from the Company (as successor thereunder to NorthWestern Energy, L.L.C., in turn successor to The Montana Power Company) to the trustees named therein.

4.2 *          Twenty-third  Supplemental  Indenture,  dated as of  February  1,
2003, to the Mortgage and Deed of Trust, dated as of October 1, 1945, from the Company (as successor thereunder to NorthWestern Energy, L.L.C., in turn successor to The Montana Power Company) to the trustees named therein.

4.3 *          Supplemental  Indenture,  dated as of  February  1, 2003,  to the
General Mortgage Indenture and Deed of Trust, dated as of August 1, 1993, between the Company and JPMorgan Chase Bank (as successor thereunder to The Chase Manhattan Bank (National Association)), as trustee

99.1 *         Press Release of  NorthWestern  Corporation,  dated  February 10,
2003

99.2 *         Credit  Agreement,  dated as of  December  17,  2002,  among  the
Company, the lending institutions from time to time party thereto, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent

99.3 *         Amendment No. 1 to Credit Agreement, dated as of January 8, 2003, among the Company, the lending institutions from time to time party thereto, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent

99.4 *         Amendment  No. 2 to Credit  Agreement,  dated as of February  10,
2003, among the Company, the lending institutions from time to time party thereto, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent

99.5 *         Bond Collateral Agreement, dated as of February 10, 2003, between the Company and Credit Suisse First Boston, acting through its Cayman Islands Branch, as collateral agent

99.6 *         Press Release of NorthWestern Corporation, dated February 6, 2003

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*  Filed herewith.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  February 10, 2003

                            NORTHWESTERN CORPORATION


                              By: /s/ Kipp D. Orme
                                  ------------------------------------
                                  Kipp D. Orme
                                  Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number                            Description
-------                           -----------

4.1 *          Twenty-second  Supplemental  Indenture,  dated as of November 15,
2002, to the Mortgage and Deed of Trust, dated as of October 1, 1945, from the Company (as successor thereunder to NorthWestern Energy, L.L.C., in turn successor to The Montana Power Company) to the trustees named therein.

4.2 *          Twenty-third  Supplemental  Indenture,  dated as of  February  1,
2003, to the Mortgage and Deed of Trust, dated as of October 1, 1945, from the Company (as successor thereunder to NorthWestern Energy, L.L.C., in turn successor to The Montana Power Company) to the trustees named therein.

4.3 *          Supplemental  Indenture,  dated as of  February  1, 2003,  to the
General Mortgage Indenture and Deed of Trust, dated as of August 1, 1993, between the Company and JPMorgan Chase Bank (as successor thereunder to The Chase Manhattan Bank (National Association)), as trustee

99.1 *         Press Release of  NorthWestern  Corporation,  dated  February 10,
2003

99.2 *         Credit  Agreement,  dated as of  December  17,  2002,  among  the
Company, the lending institutions from time to time party thereto, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent

99.3 *         Amendment No. 1 to Credit Agreement, dated as of January 8, 2003, among the Company, the lending institutions from time to time party thereto, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent

99.4 *         Amendment  No. 2 to Credit  Agreement,  dated as of February  10,
2003, among the Company, the lending institutions from time to time party thereto, and Credit Suisse First Boston, acting through its Cayman Islands Branch, as administrative agent

99.5 *         Bond Collateral Agreement, dated as of February 10, 2003, between the Company and Credit Suisse First Boston, acting through its Cayman Islands Branch, as collateral agent

99.6 *         Press Release of NorthWestern Corporation, dated February 6, 2003

-----------
*  Filed herewith.



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